UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 14, 2006

THE COCA-COLA COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02217 (Commission File Number)	58-0628465 (IRS Employer Identification No.)

One Coca-Cola Plaza Atlanta, Georgia (Address of principal executive offices)	30313 (Zip Code)

Registrant's telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b).  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 14, 2006, Warren E. Buffett and J. Pedro Reinhard each notified The Coca-Cola Company (the “Company”) of his decision not to stand for reelection to the Board of Directors of the Company at its 2006 Annual Meeting of Shareowners. A copy of the press release issued by the Company is attached as Exhibit 99.1.

Item 8.01. Other Events.

Attached as Exhibit 99.2 hereto is a copy of the form of Restricted Stock Award Agreement (Performance Share Unit Agreement) in connection with The Coca-Cola Company 1989 Restricted Stock Award Plan.

Item 9.01(c).	Exhibits
Exhibit 99.1	Press Release of The Coca-Cola Company, dated February 14, 2006, regarding Warren E. Buffett and J. Pedro Reinhard
Exhibit 99.2	Form of Restricted Stock Agreement (Performance Share Unit Agreement) in connection with the 1989 Restricted Stock Award Plan of The Coca-Cola Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY (REGISTRANT)
Date: February 15, 2006	By: /s/ David M. Taggart David M. Taggart Vice President and Treasurer

Exhibit Index

Exhibit No.	Exhibits
Exhibit 99.1	Press Release of The Coca-Cola Company, dated February 14, 2006, regarding Warren E. Buffett and J. Pedro Reinhard
Exhibit 99.2	Form of Restricted Stock Agreement (Performance Share Unit Agreement) in connection with the 1989 Restricted Stock Award Plan of The Coca-Cola Company